CONSOLIDATED BALANCE SHEETS (USD $)	Jan. 31, 2012	Oct. 31, 2011
Current
Cash and cash equivalents	$ 63,366	$ 98,546
Inventory	10,506
Total Current Assets	73,872	98,546
Property, plant & equipment (Note 3)	3,437	4,027
Total Assets	77,309	102,573
Current
Accounts payable	7,451
Sales tax payable	479	232
Income tax payable	437
Due to shareholder (Note 4)	138	3,606
Total Liabilities	8,505	3,838
STOCKHOLDERS' EQUITY
Capital Stock: Authorized: 100,000,000 common shares, voting, par value $.0001 each; 90,000,000 preferred shares, par value $.0001 each; Issued: 13,616,000 and 13,616,000 common shares, respectively	1,362	1,362
Additional paid in capital	117,717	117,717
Accumulated deficit	(48,234)	(19,890)
Accumulated other comprehensive loss	(2,041)	(454)
Total Stockholders' Equity	68,804	98,735
Total Liabilites and Stockholders' Equity	$ 77,309	$ 102,573